Exhibit 32

STATEMENT OF CHIEF EXECUTIVE OFFICER UNDER 18 U.S.C. § 1350

I, Eric J. Cremers, President and Chief Executive Officer of PotlatchDeltic Corporation (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge:

(1)
the Annual Report of the Company on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ERIC J. CREMERS
Eric J. Cremers
President and Chief Executive Officer
February 13, 2025

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

STATEMENT OF CHIEF FINANCIAL OFFICER UNDER 18 U.S.C. § 1350

I, Wayne Wasechek, Vice President and Chief Financial Officer of PotlatchDeltic Corporation (the “Company”), certify pursuant to section 1350 of Chapter 63 of Title 18 of the United States Code that, to my knowledge:

(1) the Annual Report of the Company on Form 10-K for the period ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Wayne Wasechek
Wayne Wasechek
Vice President and Chief Financial Officer
February 13, 2025

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.